Exhibit 10.200

Prepared by, and after recording return to:

Brian J. Iwashyna, Esquire

Troutman Sanders LLC

P.O. Box 1122

Richmond, Virginia 23218-1122

Bell Hendersonville (fka Grove at Waterford Crossing)

ASSUMPTION AND RELEASE AGREEMENT

This ASSUMPTION AND RELEASE AGREEMENT ("Agreement") is dated as of December 3, 2014 by and among BELL BR WATERFORD CROSSING JV, LLC, a Delaware limited liability company ("Transferor"), BELL HNW WATERFORD, LLC, a Delaware-· limited liability company ("Transferee"), and BLUEROCK RESIDENTIAL GROWTH REIT, INC., a Maryland corporation, BELL PARTNERS INC., a North Carolina corporation and BELL HNW NASHVILLE PORTFOLIO, LLC, a North Carolina limited liability company ("Original Guarantor") and Fannie Mae, the corporation duly organized under the Federal National Mortgage Association Charter Act, as amended, 12 U.S.C, §1716 et seq. and duly organized and existing under the laws of the United States ("Fannie Mae").

RECITALS:

A.   Pursuant to that certain Multifamily Loan and Security Agreement dated as of April 4, 2012, executed by and between Transferor and CWCapital LLC, a Massachusetts limited liability company, now know as Walker & Dunlop, LLC ("Original Lender") (as amended, restated, replaced, supplemented or otherwise modified from time to time, the "Loan Agreement"), Original Lender made a loan to Transferor in the original principal amount of Twenty Million One Hundred Thousand and 00/100 Dollars ($20,100,000.00) (the "Mortgage Loan"), as evidenced by, among other things, that certain Multifamily Note dated as of April 4, 2012, executed by Transferor and made payable to Original Lender in the amount of the Mortgage Loan (as amended, restated, replaced, supplemented or otherwise modified from time to time, the "Note"), which Note has been assigned to Fannie Mae. The current servicer of the Mortgage Loan is Walker & Dunlop, LLC ("Loan Servicer").

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  B.            In addition to the Loan Agreement, the Mortgage Loan and the Note are secured by, among other things, (i) a Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated as of April 4, 2012 and recorded as instrument number 1008807 in the land records of Sumner County, Tennessee (as amended, restated, replaced, supplemented or otherwise modified from time to time, the "Security Instrument") encumbering the land as more particularly described in Exhibit A attached hereto (the "Mortgaged Property"); and (ii) an Environmental Indemnity Agreement by Transferor for the benefit of Original Lender dated as of the date of the Loan Agreement (the "Environmental Indemnity").

  C.           The Security Instrument has been assigned to Fannie Mae pursuant to that certain Assignment of Security Instrument dated as of April 4, 2012 and recorded as instrument number 1008809 in the land records of Sumner County, Tennessee.

D.          The Loan Agreement, the Note, the Security Instrument, the Environmental Indemnity and any other documents executed in connection with the Mortgage Loan, including but not limited to those listed on Exhibit B to this Agreement, are referred to collectively as the "Loan Documents." Transferor is liable for the payment and performance of all of Transferor's obligations under the Loan Documents.

E.           Original Guarantor is liable under the Guaranty of Non-Recourse Obligations dated as of April 4, 2012, as assumed by Assumption and Release Agreement (Guarantor Transfer) dated April 2, 2014 (the "Guaranty").

F.            Each of the Loan Documents has been duly assigned or endorsed to Fannie Mae.

G.           Fannie Mae has been asked to consent to (i) the transfer of a tenancy-in-common interest in the Mortgaged Property to Transferee and the assumption by Transferee of the obligations of Transferor under the Loan Documents (the "Transfer"). Transferor will not be released from its obligations under the Loan Documents.

H.           Fannie Mae has agreed to consent to the Transfer subject to the terms and conditions stated below.

AGREEMENTS:

NOW, THEREFORE, in consideration of the mutual covenants in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.          Recitals.

The recitals set forth above are incorporated herein by reference.

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2.          Defined Terms.

    Capitalized terms used and not specifically defined herein have the meanings given to such terms in the Loan Agreement. The following terms, when used in this Agreement, shall have the following meanings:

"Amended Loan Agreement" means either (a) the Amendment to Multifamily Loan and Security Agreement executed by Transferee and Fannie Mae dated as of even date herewith, together with the Loan Agreement, or (b) the Amended and Restated Multifamily Loan and Security Agreement executed by Transferee and Fannie Mae dated as of even date herewith.

"Claims" means any and all possible claims, demands, actions, costs, expenses and liabilities whatsoever, known or unknown, at law or in equity, originating in whole or in part, on or before the date of this Agreement, which Transferor, or any of their respective partners, members, officers, agents or employees, may now or hereafter have against the Indemnitees, if any and irrespective of whether any such claims arise out of contract, tort, violation of laws, or regulations, or otherwise in connection with any of the Loan Documents, including, without limitation, any contracting for, charging, taking, reserving, collecting or receiving interest in excess of the highest lawful rate applicable thereto and any loss, cost or damage, of any kind or character, arising out of or in any way connected with or in any way resulting from the acts, actions or omissions of the Indemnitees, including any requirement that the Loan Documents be modified as a condition to the transactions contemplated by this Agreement, any charging, collecting or contracting for prepayment premiums, transfer fees, or assumption fees, any breach of fiduciary duty, breach of any duty of fair dealing, breach of confidence, breach of funding commitment, undue influence, duress, economic coercion, violation of any federal or state securities or Blue Sky laws or regulations, conflict of interest, negligence, bad faith, malpractice, violations of the Racketeer Influenced and Corrupt Organizations Act, intentional or negligent infliction of mental distress, tortious interference with contractual relations, tortious interference with corporate governance or prospective business advantage, breach of contract, deceptive trade practices, libel, slander, conspiracy or any claim for wrongfully accelerating the Note or wrongfully attempting to foreclose on any collateral relating to the Mortgage Loan, but in each case only to the extent permitted by applicable law.

"lndemnitees" means, collectively, Original Lender, Fannie Mae, Loan Servicer and their respective successors, assigns, agents, directors, officers, employees and attorneys, and each current or substitute trustee under the Security Instrument.

"Transfer Fee" means $105,000.00.

3.          Assumption of Transferor's Obligations.

Transferor hereby assigns and Transferee hereby assumes on a joint and several basis with Transferor all of the payment and performance obligations of Transferor set forth in the Note, the Security Instrument, the Loan Agreement, and the other Loan Documents in accordance with their respective terms and conditions, as the same may be modified from time to time, including payment of all sums due under the Loan Documents. Transferee further agrees to abide by and be bound by all of the terms of the Loan Documents, all as though each of the Loan Documents had been made, executed and delivered by Transferee.

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4.          Reaffirmation by Transferor and Original Guarantor.

(a)         Transferor affirms and acknowledges that:

(i)          the Loan Documents are and will be and remain in full force and effect, enforceable against Transferor in accordance with their terms.

(ii)         the Mortgaged Property will remain subject to the lien, charge and encumbrance of the Security Instrument. Nothing contained in this Agreement or done pursuant to this Agreement will affect or be construed to affect the lien, charge, and encumbrance of the Security Instrument or the priority of the Security Instrument over other liens, charges, and encumbrances.

(iii)        nothing contained in this Agreement or done pursuant to this Agreement will release or be construed to release or affect the liability of any party or parties who may now or after the date of this Agreement be liable under or on account of the Note and Security Instrument, except as expressly provided in this Agreement;

(iv)        Transferor is and will continue to be liable for the payment of all sums and the performance of every obligation required under the Loan Documents to the extent set forth in the Loan Documents, as modified by this Agreement; and

(v)         the obligations, duties, rights, covenants, terms, and conditions contained in the Loan Documents are being assumed by Transferor and that Transferor will be jointly and severally liable under the Loan Documents.

(b)         Original Guarantor:

(i)          reaffirms its obligations under the Guaranty;

(ii)         acknowledges that the Guaranty remains in full force and effect without any exoneration; and

(iii)        agrees that the Loan Documents as executed and as modified by this Agreement will continue to be guaranteed by Original Guarantor to the full extent provided in the Guaranty.

5.          Transferor's Representations and Warranties.

Transferor represents and warrants to Fannie Mae as of the date of this Agreement that:

(a)          the Note has an unpaid principal balance of $20,100,000.00 and prior to default currently bears interest at the rate of three and fifty-nine hundredths percent (3.59%) per annum;

(b)          the Loan Documents require that monthly payments of principal and interest in the amount of the Monthly Debt Service Payment (as defined in the Loan Agreement) be made on or before the first (1st) day of each month, continuing to and including the Maturity Date (as defined in the Loan Agreement), when all sums due under the Loan Documents will be immediately due and payable in full;

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(c)          there are no defenses, offsets or counterclaims to the Note, the Security Instrument, the Loan Agreement, or the other Loan Documents;

(d)          there are no defaults by Transferor under the provisions of the Note, the Security Instrument, the Loan Agreement or the other Loan Documents;

(e)          all provisions of the Note, the Security Instrument, the Loan Agreement and other Loan Documents are in full force and effect; and

(f) there are no subordinate liens covering or relating to the Mortgaged Property, nor are there any mechanics' liens or liens for unpaid taxes or assessments encumbering the Mortgaged Property, nor has notice of a lien or notice of intent to file a lien been received except for mechanics' or materialmen's liens which attach automatically under the laws of the Governmental Authority upon the commencement of any work upon, or delivery of any materials to, the Mortgaged Property and for which Transferor is not delinquent in the payment for any such services or materials.

6.          Transferee's Representations and Warranties.

Transferee represents and warrants to Fannie Mae as of the date of this Agreement that Transferee does not have any knowledge that any of the representations made by Transferor in Section 5 above are not true and correct.

7.          Consent to Transfer.

(a)          Fannie Mae hereby consents to the Transfer and to the assumption by Transferee of all of the obligations of Transferor under the Loan Documents, subject to the terms and conditions set forth in this Agreement. Fannie Mae's consent to the transfer of an undivided tenant in common interest in the Mortgaged Property to Transferee is not intended to be and shall not be construed as a consent to any subsequent transfer which requires Lender's consent pursuant to the terms of the Loan Agreement.

(b)          Transferor and Transferee, understand and intend that Fannie Mae will rely on the representations and warranties contained herein.

8.          Amendment and Modification of Loan Documents.

As additional consideration for Fannie Mae's consent to the Transfer as provided herein, Transferee and Fannie Mae hereby agree to a modification and amendment of the Loan Documents as set forth in the Amended Loan Agreement.

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9.          Ratification of Key Principal.

The parties hereby agree that the parties identified as the Key Principal in the Loan Agreement will not change.

10.        Limitation of Amendment.

Except as expressly stated herein, all terms and conditions of the Loan Documents, including the Loan Agreement, Note, Security Instrument and Guaranty, shall remain unchanged and in full force and effect.

11.        Further Assurances.

Transferee agrees at any time and from time to time upon request by Fannie Mae to take, or cause to be taken, any action and to execute and deliver any additional documents which, in the opinion of Fannie Mae, may be necessary in order to assure to Fannie Mae the full benefits of the amendments contained in this Agreement.

12.         Modification.

This Agreement embodies and constitutes the entire understanding among the parties with respect to the transactions contemplated herein, and all prior or contemporaneous agreements, understandings, representations, and statements, oral or written, are merged into this Agreement. Neither this Agreement nor any provision hereof may be waived, modified, amended, discharged, or terminated except by an instrument in writing signed by the party against which the enforcement of such waiver, modification, amendment, discharge, or termination is sought, and then only to the extent set forth in such instrument. Except as expressly modified by this Agreement, the Loan Documents shall remain in full force and effect and this Agreement shall have no effect on the priority or validity of the liens set forth in the Security Instrument or the other Loan Documents, which are incorporated herein by reference. Transferee hereby ratifies the agreements made by Transferor to Fannie Mae in connection with the Mortgage Loan and agrees that, except to the extent modified hereby, all of such agreements remain in full force and effect.

13.        Priority; No Impairment of Lien.

Nothing set forth herein shall affect the priority, validity or extent of the lien of any of the Loan Documents, nor, except as expressly set forth herein, release or change the liability of any party who may now be or after the date of this Agreement, become liable, primarily or secondarily, under the Loan Documents.

14.        Costs.

Transferee and Transferor agree to pay all fees and costs (including attorneys' fees) incurred by Fannie Mae and the Loan Servicer in connection with Fannie Mae's consent to and approval of the Transfer, and the Transfer Fee in consideration of the consent to that transfer.

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15.        Financial Information.

Transferee represents and warrants to Fannie Mae that all financial information and information regarding the management capability of Transferee provided to the Loan Servicer or Fannie Mae was true and correct as of the date provided to the Loan Servicer or Fannie Mae and remains materially true and correct as of the date of this Agreement.

16.        Indemnification.

(a)          Transferee and Transferor each unconditionally and irrevocably releases and forever discharges the Indemnitees from all Claims, agrees to indemnify the Indemnitees, and hold them harmless from any and all claims, losses, causes of action, costs and expenses of every kind or character in connection with the Claims or the transfer of the Mortgaged Property. Notwithstanding the foregoing, Transferor shall not be responsible for any Claims arising from the action or inaction of Transferee and Transferee shall not be responsible for any Claims arising from the action or inaction of Transferor.

(b)          This release is accepted by Fannie Mae and Loan Servicer pursuant to this Agreement and shall not be construed as an admission of liability on the part of any party.

(c)          Each of Transferor and Transferee hereby represents and warrants that it has not assigned, pledged or contracted to assign or pledge any Claim to any other person.

17.        Non-Recourse.

Article 3 (Personal Liability) of the Loan Agreement is hereby incorporated herein as if fully set forth in the body of this Agreement.

18.        Governing Law; Consent to Jurisdiction and Venue.

Section 15.01 (Governing Law; Consent to Jurisdiction and Venue) of the Loan Agreement is hereby incorporated herein as if fully set forth in the body of this Agreement.

19.        Notice.

(a)         Process of Serving Notice.

All notices under this Agreement shall be:

(1)         in writing and shall be:

(A)         delivered, in person;

(B)         mailed, postage prepaid, either by registered or certified delivery, return receipt requested;

(C)         sent by overnight courier; or

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(D)         sent by electronic mail with originals to follow by overnight courier;

(2)         addressed to the intended recipient at its respective address set forth at the end of this Agreement; and

(3)         deemed given on the earlier to occur of:

(A)         the date when the notice is received by the addressee; or

(B)         if the recipient refuses or rejects delivery, the date on which the notice is so refused or rejected, as conclusively established by the records of the United States Postal Service or any express courier service.

(b)          Change of Address.

Any party to this Agreement may change the address to which notices intended for it are to be directed by means of notice given to the other parties to this Agreement in accordance with this Section 19.

(c)          Default Method of Notice.

Any required notice under this Agreement which does not specify how notices are to be given shall be given in accordance with this Section 19.

(d)          Receipt of Notices.

No party to this Agreement shall refuse or reject delivery of any notice given in accordance with this Agreement. Each party is required to acknowledge, in writing, the receipt of any notice upon request by the other party.

20.         Counterparts.

This Agreement may be executed in any number of counterparts, each of which shall be considered an original for all purposes; provided, however, that all such counterparts shall constitute one and the same instrument.

21.         Severability; Entire Agreement; Amendments.

The invalidity or unenforceability of any provision of this Agreement or any other Loan Document shall not affect the validity or enforceability of any other provision of this Agreement, all of which shall remain in full force and effect. This Agreement contains the complete and entire agreement among the parties as to the matters covered, rights granted and the obligations assumed in this Agreement. This Agreement may not be amended or modified except by written agreement signed by the parties hereto.

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22.         Construction.

(a)          The captions and headings of the sections of this Agreement are for convenience only and shall be disregarded in construing this Agreement.

(b)          Any reference in this Agreement to an "Exhibit" or "Schedule" or a "Section" or an "Article" shall, unless otherwise explicitly provided, be construed as referring, respectively, to an exhibit or schedule attached to this Agreement or to a Section or Article of this Agreement. All exhibits and schedules attached to or referred to in this Agreement, if any, are incorporated by reference into this Agreement.

(c)          Any reference in this Agreement to a statute or regulation shall be construed as referring to that statute or regulation as amended from time to time.

(d)          Use of the singular in this Agreement includes the plural and use of the plural includes the singular.

(e)          As used in this Agreement, the term "including" means "including, but not limited to" or "including, without limitation," and is for example only and not a limitation.

(f)          Whenever a party's knowledge is implicated in this Agreement or the phrase "to the knowledge" of a party or a similar phrase is used in this Agreement, such party's knowledge or such phrase(s) shall be interpreted to mean to the best of such party's knowledge after reasonable and diligent inquiry and investigation.

(g)          Unless otherwise provided in this Agreement, if Lender's approval is required for any matter hereunder, such approval may be granted or withheld in Lender's sole and absolute discretion.

(h)          Unless otherwise provided in this Agreement, if Lender's designation, determination, selection, estimate, action or decision is required, permitted or contemplated hereunder, such designation, determination, selection, estimate, action or decision shall be made in Lender's sole and absolute discretion.

(i)          All references in this Agreement to a separate instrument or agreement shall include such instrument or agreement as the same may be amended or supplemented from time to time pursuant to the applicable provisions thereof.

"Lender may" shall mean at Lender's discretion, but shall not be an obligation.

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23.         WAIVER OF TRIAL BY JURY.

TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO (A) COVENANTS AND AGREES NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING OUT OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR THE RELATIONSHIP BETWEEN THE PARTIES, THAT IS TRIABLE OF RIGHT BY A JURY AND (B) WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH ISSUE TO THE EXTENT THAT ANY SUCH RIGHT EXISTS NOW OR IN THE FUTURE. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN BY EACH PARTY, KNOWINGLY AND VOLUNTARJLY WITH THE BENEFIT OF COMPETENT LEGAL COUNSEL.

[Remainder of Page Intentionally Blank]

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IN WITNESS WHEREOF, the parties have signed and delivered this Agreement under seal (where applicable) or have caused this Agreement to be signed and delivered under seal (where applicable) by its duly authorized representative. Where applicable law so provides, the parties intend that this Agreement shall be deemed to be signed and delivered as a sealed instrument.

TRANSFEROR:

BELL BR WATERFORD CROSSING JV, LLC,
a Delaware limited liability company

By: BR Waterford JV Member, LLC, a Delaware
limited liability company, its manager

By:	/s/ Jordan Ruddy
Jordan Ruddy
Authorized Signatory

Address:	c/o Bluerock Real Estate, LLC
712 Fifth Avenue, 9 Floor
New York, New York 10019

State of Michigan, Oakland County ss:

On this 26 day of November, 2014, before me personally appeared Jordan Ruddy, Authorized Signatory of BR Waterford JV Member, LLC, a Delaware limited liability company, manager of Bell BR Waterford Crossing JV, LLC, a Delaware limited liability company, to me known to be the person who executed the foregoing instrument on behalf of said limited liability company, and acknowledged the execution of the same to be the free act and deed of said limited liability company. Witness my hand and official seal.

My Commission Expires:

PATRICIA L. TKACH
Notary Public, State of Michigan	/s/ Patricia L Tkach
County of Oakland	Notary Public
My Commission Expires Dec. 27, 2014
Acting in the County of Oakland

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TRANSFEREE:

BELL HNW WATERFORD, LLC, a Delaware
limited liability company

By:	Bell HNW Nashville Portfolio, LLC, a North Carolina limited liability company, its sole member and manager

By:	Bell Partners Inc., a North Carolina
corporation its manager

By:	/s/ Jonathan D. Bell
Name: Jonathan D. Bell
Title: President

Address:	c/o Bell Partners Inc.
300 North Greene Street, Suite 1000
Greensboro, North Carolina 27401

STATE OF North Carolina, Guilford County ss:

On this 21 day of November, 2014, before me personally appeared Jonathan D. Bell, President of Bell Partners Inc., a North Carolina corporation, manager of Bell HNW Nashville Portfolio, LLC, a North Carolina limited liability company, sole member and manager of Bell HNW Waterford, LLC, a Delaware limited liability company, to me known to be the person who executed the foregoing instrument on behalf of said limited liability company, and acknowledged the execution of the same to be the free act and deed of said limited liability company. Witness my hand and official seal.

My Commission Expires:

My Commission Expires:

08/23/2016

Diane Z. Huffman	/s/Diane Z. Huffman
Notary Public	Notary Public
Guilford County, NC

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The name, chief executive office and organizational identification number of Transferee (as Debtor under any applicable Uniform Commercial Code) are:

Debtor Name/Record Owner: Bell HNW Waterford, LLC

Debtor Chief Executive Office Address:

c/o Bell Partners Inc.

300 North Greene Street, Suite 1000

Greensboro, North Carolina 27401

Debtor Organizational ID Number: 5627058

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ORIGINAL GUARANTOR:

BLUEROCK RESIDENTIAL GROWTH REIT,
INC., a Maryland corporation

By:	/s/ Michael Konig
Name: Michael Konig
Title: Authorized Signatory

Address:	c/o Bluerock Real Estate, LLC
712 Fifth Avenue, 9th Floor
New York, New York 10019

STATE OF Michigan, Oakland County ss:

On this 26 day of November, 2014, before me personally appeared Michael Konig, Authorized Signatory of Bluerock Residential Growth REIT, Inc., a Maryland corporation, to me known to be the person who executed the foregoing instrument on behalf of said corporation and acknowledged the execution of the same to be the free act and deed of said corporation. Witness my hand and official seal.

My Commission Expires:

PATRICIA L. TKACH
Notary Public, State of Michigan
County of Oakland
My Commission Expires Dec. 27, 2014	/s/ Patricia L. Tkach
Acting in the County of Oakland	Notary Public

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ORIGINAL GUARANTOR:

BELL PARTNERS INC., a North Carolina corporation

By:	/s/ Jonathan D. Bell	(SEAL)
Name:	Jonathan D. Bell
Title:	President
Address: 300 North Greene Street, Suite 1000 Greensboro9 North Carolina 27401

STATE OF North Carolina, Guilford County ss:

On this 21 day of November, 2014, before me personally appeared Jonathan D. Bell, President of Bell Partners Inc., a North Carolina corporation, to me known to be the person who executed the foregoing instrument on behalf of said corporation and acknowledged the execution of the same to be the free act and deed of said corporation. Witness my hand and official seal.

My Commission Expires:

08/23/2016

Dian Z. Huffman	/s/Diane Z. Huffman
Notary Public	Notary Public
Guilford County, NC

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ORIGINAL GUARANTOR:

BELL BNW NASHVILLE PORTFOLIO, LLC,
a North Carolina limited liability company

By: Bell Partners Inc., a North Carolina corporation, its Manager

By:	/s/ Jonathan D. Bell	(SEAL)

Name: Jonathan D. Bell
Title: President

Address: 300 North Greene Street, Suite 1000 Greensboro, North Carolina 27401

STATE OF North Carolina, Guilford County ss:

On this 21 day of November, 2014, before me personally appeared Jonathan D. Bell, President of Bell Partners Inc., a North Carolina corporation, Manager of Bell HNW Nashville Portfolio, LLC, a North Carolina limited liability company, to me known to be the person who executed the foregoing instrument on behalf of said limited liability company, and acknowledged the execution of the same to be the free act and deed of said limited liability company. Witness my hand and official seal.

My Commission Expires:

08/23/2016

Dian Z. Huffman	/s/Diane Z. Huffman
Notary Public	Notary Public
Guilford County, NC

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FANNIE MAE
By: Walker & Dunlop, LLC, a Delaware limited
liability company, its Servicer

By:	/s/ Loretta Webb
Loretta Webb
Vice President

Notice Address: Attention: Multifamily Operations

- Asset Management

Drawer AM

3900 Wisconsin Avenue, N.W.

Washington, DC 20016

STATE OF Texas, Dallas County ss:

On this 24 day of November, 2014, before me personally appeared Loretta Webb, Vice President of Walker & Dunlop, LLC, a Delaware limited liability company, Servicer of Fannie Mae, the corporation duly organized under the Federal National Mortgage Association Charter Act, as amended, 12 U.S.C. §1716 et seq. and duly organized and existing under the laws of the United States, to me known to be the person who executed the foregoing instrument on behalf of said corporation, and acknowledged the execution of the same to be the free act and deed of said corporation. Witness my hand and official seal.

My Commission Expires:

EVELYN V. CEPAK
Notary Public, State of Texas
My Commission Expires
August 22, 2015

/s/ Evelyn V. Cepak
Notary Public

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EXHIBIT A to

ASSUMPTION AND RELEASE AGREEMENT

[Description of the Land]

The land referred to is located in the County of Sumner, State of Tennessee, described as follows:

Being a tract of land lying in the 5th District of Sumner County, Hendersonville, Tennessee. Bounded on the east by the western Right of Way (ROW) of Sanders Ferry Road; bounded on the south by U.S.A. Army Corps., by a portion of Resubdivision of Hickory Bay Towers and Central Baptist Church Properties as recorded in Plat Book 19, Page 62, Register's Office of Sumner County (ROSC), being Central Baptist Church of Hendersonville, as recorded in Book 520, Page 342, ROSC, and by Mack H. McClung as recorded in Book 2567, Page 239, ROSC; bounded on the west by said McClung and by Mack Corp. as recorded in Book 3198, Page 797, ROSC; and bounded on the north by said Mack Corp. Tract being described as follows:

POINT OF BEGINNING being a set iron rod with cap lying on the southwest corner of the intersection said Sanders Ferry Road and Spadeleaf Boulevard (private road); thence along said western ROW of Sanders Ferry Road with the following: South 30°39'53" East 212.82 feet to a set iron rod with cap; thence South 30°37'38" East 217.82 feet to a set iron rod with cap; thence South 31°38'08" East 161.98 feet to a set iron rod with cap; thence leaving said ROW and along the common line of said U.S.A. Army Corps South 72°07'49" West 208.00 feet to a found Army Corps. boundary marker; thence along the common line of said Central Baptist Church with the following: North 85°29'14" West 698.24 feet to a found ½” iron rod; thence South 04°37'59" West 147.00 feet to a set iron rod with cap; thence along the common line of said McClung with the following: North 85°28'30" West 293.77 feet to a set iron rod with cap; thence North 04°30'46" East 95.19 feet to a set iron rod with cap; thence North 85°29'14" West 162.59 feet to a set iron rod with cap; thence along a curve to the right having a length of 51.08 feet, a radius of 34.00 feet, a central angle of 86°04'44", a tangent of 31.75 feet, and having a chord bearing and distance of North 42°26'59" West 46.41 feet to a set iron rod with cap; thence along a curve to the left having a length of 4.50 feet, a radius of 3.00 feet, a central angle of 85°56'52", a tangent of 2.80 feet, and having a chord bearing and distance of North 42°26'59" West 4.09 feet to a set iron rod with cap; thence North 85°29'14" West 31.21feet to a set iron rod with cap; thence along the common line of said McClung and Mack Corp. North 04°53'27" East 329.94 feet to a set iron rod with cap; thence along the common line of said Mack Corp. with the following: South 86°11'16" East 317.86 feet to set iron rod with cap; thence North 03°48'55" East 93.86 feet to a set iron rod with cap; thence South 86°12'40" East 136.67 feet to a set iron rod with cap; thence along a curve to the left having a length of 592.86 feet, a radius of 676.00 feet, a central angle of 50°14'56", a tangent of 317.01 feet, and having a chord bearing and distance of North 83°20'48" East 574.04 feet to a set iron rod with cap; thence North 58°22'23" East 65.78 to the point of beginning.

Tract contains 579,263 square feet or 13.29 acres.

Assumption and Release Agreement	Form 6625	Page A-1
Fannie Mae	08-13	© 2013 Fannie Mae

Being the same property conveyed to BELL BR WATERFORD CROSSING JV, LLC, A DELAWARE LIMITED LIABILITY COMPANY, by deed of record in Book 3560, page 777, said Register's Office and in Book 3560, page 784, said Register's Office.

Together with the beneficial rights contained in the Easement Agreement of record in Record Book 3236, page 822, said Register's Office, as amended by that Amendment to Easement Agreement of Record in Record Book 3560, page 766, said Register's Office.

EXHIBIT B to

ASSUMPTION AND RELEASE AGREEMENT

1.          Multifamily Loan and Security Agreement (including any amendments, riders, exhibits, addenda or supplements, if any) dated as of April 4, 2012 by and between Borrower and Original Lender.

2.          Multifamily Note dated as of April 4, 2012, by Borrower for the benefit of Original Lender, (including any amendments, riders, exhibits, addenda or supplements, if any).

3.          Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, (including any amendments, riders, exhibits, addenda or supplements, if any) dated as of April 4, 2012, by Borrower for the benefit of Original Lender.

4.          Assignment of Management Agreement dated as of April 4, 2012 by and among Borrower, Original Lender and Bell Partners Inc.

5.          Guaranty of Non-Recourse Obligations dated as of April 4, 2012 by Bell Partners Inc., Bell HNW Nashville Portfolio, LLC, Bluerock Special Opportunity + Income Fund, LLC and Bluerock Special Opportunity + Income Fund Il, LLC, as assumed by Bluerock Residential Growth REIT, Inc. by Assumption and Release Agreement dated as of April 2, 2014.

6.          Environmental Indemnity Agreement dated as of April 4, 2012 by Borrower for the benefit of Original Lender.

Assumption and Release Agreement	Form 6625	Page B-1
Fannie Mae	08-13	© 2013 Fannie Mae